UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2014

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 29, 2014, the board of directors of AGL Resources Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws, to be effective as of the same date.  The Bylaws were amended to provide for a majority voting standard in uncontested director elections.  Prior to this amendment, the Company had a plurality voting standard in uncontested director elections, with a director resignation policy.  The Bylaws also were amended to clarify the information required for the submission of a director candidate by a shareholder.  A copy of the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of AGL Resources Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: July 31, 2014	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of AGL Resources Inc.